Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE MIDDLE DISTRICT OF NORTH CAROLINA
WINSTON-SALEM DIVISION

IN RE:	)
)
FRISBY TECHNOLOGIES, INC.,	)	CASE NO. B-03-50158C-11W
)
)
)
)
Debtor	)

FIRST MONTHLY REPORT OF DEBTOR-IN-POSSESSION
JANUARY 16, 2003 THROUGH JANUARY 31, 2003

     NOW COMES Frisby Technologies, Inc., by and through counsel, in compliance with General Procedures established by the United States Bankruptcy Code for the Middle District of North Carolina for Chapter 11 cases, and respectfully submits the following Report of Activities and Summary of Financial Transactions regarding the property and affairs of the Debtor-In-Possession for the period January 16, 2003 through January 31, 2003.

I. REPORT OF ACTIVITIES

     1.     On January 16, 2003, Frisby Technologies, Inc. (“Debtor”) filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the Middle District of North Carolina.

     2.     Frisby Technologies, Inc. was founded in 1989 for the purpose of engaging in the development and commercialization of branded thermal management products for use in a broad range of consumer and industrial products. The Company has developed products which utilize licensed patents and proprietary Micro-Encapsulated Phase Change Material technology to enhance thermal characteristics. These characteristics provide temperature balancing benefits to the end product. The Company’s products are primarily known as “Thermasorb®” and “Comfortemp” and are available for use in a variety of consumer and industrial products

     3.     On January 16, 2003, the Debtor filed an Application to Employee Charles M. Ivey, III and the firm of Ivey, McClellan, Gatton and Talcott as attorneys for the Debtor. Said application was approved by the Court on January 16, 2003.

     4.     On January 16, 2003, the Debtor filed a Motion to assume executory contract, and to Employee the services of Mark Gillis as Chief Restructuring Officer.

     5.     On January 16, 2003, the Debtor filed a Motion to enter into an assignment agreement with Freudenberg Vliesstoffe KG.

     6.     On January 16, 2003, the Debtor filed a Motion to Incur Post-Petition Secured Indebtedness with Damad Holding AG (“Damad”) and Bluwat AG (“Bluwat”) Granting a Priority

Security Interest, and for Authority to Use Cash Collateral, and for Entry of Emergency Preliminary and Interim Order Prior to Final Hearing.

     7.     On January 16, 2003, the Debtor filed a Motion to Expedite Hearing on Application to Employ Charles M. Ivey, III, a Motion to Assume Executory Contract, a Motion to Employ the Services of Mark Gillis as an Independent Consultant for the Position of Chief Restructuring Officer, a Motion to Allow Debtor to Incur Post-Petition Secured Indebtedness and Granting Priority Security Interest, a Motion for Authority to Use Cash Collateral, a Motion Providing for Adequate Protection, a Motion for Entry of Emergency Preliminary and Interim Orders Prior to Final Hearing, and a Motion to Enter into Assignment Agreement with Freudenberg Vliesstoffe KG. Said hearings set for January 17, 2003.

     8.     On January 16, 2003, the Debtor filed a Motion to Sell the Steele Operating Division to Sandra Steele, for $145,000. Concurrently, the Debtor filed a motion to transfer any liens to proceeds from the sale.

     9.     On January 17, 2003, Greg Frisby filed a Limited Objection to the Debtor’s Motion to Incur Post-Petition Secured Indebtedness and Granting of Priority Security Interest, Motion for Authority to Use Cash Collateral, Motion Providing for Adequate Protection, and Motion for Entry of Emergency Preliminary and Interim Order Prior to Final Hearing.

     10.     On January 17, 2003, the Court entered an Order temporarily granting Motion to Employ Mark Gillis as Chief Restructuring Officer and Temporarily granting motion to assume executory contract with further hearing set for February 5, 2003.

     11.     On January 17, 2003 the Court entered an Order Temporarily Granting the Debtor’s Motion to Incur Post-Petition Secured Indebtedness with Damad and Bluwat and Granting Priority Security Interest, temporarily granting Motion for Authority to Use Cash Collateral, temporarily granting Motion Providing Adequate Protection, and temporarily granting Motion for Entry of Emergency Preliminary and Interim Orders Prior to Final Hearing, with further hearing set for January 29, 2003.

     12.     On January 21, 2003, the Debtor filed a Motion to Expedite Hearing on Sale of the Steele Operating Division.

     13.     On January 21, 2003, the Court entered an Order Appointing Amos R. Kearns Jr. as Consultant.

     14.     On January 21, 2003, the Court entered an Order Designating Mark Gillis, Chief Restructuring Officer to Act on Behalf of Corporation.

     15.     On January 21, 2003, the Bankruptcy Administrator filed a Motion for Status Hearing.

     16.     On January 21, 2003, the Debtor filed a Motion for Order in Aid of Order Allowing Motion to Enter into Assignment Agreement with Freudenberg Vliesstoffe KG.

     17.     On January 22, 2003, the Court entered an Order Granting Motion to Expedite Hearing on Motion to Sell Steele Operating Division setting a hearing for February 5, 2003.

     18.     On January 22, 2003, Christine L. Myatt filed a Notice of Appearance and Request for Service on behalf of creditor Greg Frisby.

     19.     On January 23, 2003 the court entered an Order Granting Motion to Expedite Hearing on Motion Authorizing Sale of the Steele Operating Division free and clear of liens and transferring liens to proceeds of the sale, setting a hearing for February 5, 2003.

     20.     On January 27, 2003, Susan R. Sherrill filed a Notice of Appearance and Request for Service on behalf of the Securities and Exchange Commission.

     21.     On January 28, 2003, the Debtor filed its Notice of Disputed, Contingent, or Unliquidated Claims.

     22.     On January 29, 2003, the Court entered an Order Granting Motion for Order in Aid of Order Allowing Motion to Enter into Assignment Agreement with Freudenberg Vliesstoffe KG.

     23.     On January 29, 2003, the Debtor filed a Motion to Extend Time up to and including February 28, 2003, to Notify all Equity Security Holders of its Chapter 11 filing.

     24.     On January 29, 2003, Kiah T. Ford filed a Notice of Appearance and Request for Service on behalf of Freudenberg Vliesstoffe KG.

     25.     On January 30, 2003, the Court entered a Stipulation and Order extending terms and conditions for post-petition financing, use of cash collateral and granting of priority security interest, as set forth in the Order entered January 17, 2003 and setting further hearing for February 5, 2003.

     26.     On January 30, 2003, the Debtor filed a Motion for Ex Parte Relief Authorizing the Continuation of the Assignment Agreement with Freudenberg Vliesstoffe KG, and asking that a final hearing date be set within 10 days.

     27.     On January 30, 2003 the Court entered and Order Granting the Continuation of the Assignment Agreement with Freudenberg Vliesstoffe KG, and setting a final hearing for February 12, 2003.

     28.     On January 30, 2003, the Bankruptcy Administrator filed his Report and Recommendation Concerning Membership of the Unsecured Creditors Committee and letter notifying that the first meeting of the Unsecured Creditors Committee would be held on February 4, 2003.

     29.     On January 30, 2003, the Debtor filed a Motion to Notice Equity Security Holders pursuant to provisions to be set by the Court.

     30.     Currently the Debtor is pursuing numerous strategic options including the sale of some or all of its assets. In addition, the Debtor is developing a standalone business plan to potentially work in conjunction with a sale of certain specified assets.

II. SUMMARY OF OPERATIONS

     Statement of Cash Receipts and Disbursements During January 16, 2003 through January 31, 2003, the cash receipts and disbursements of the Debtor-in-Possession were as detailed on the attached Exhibit “A”.

     THIS the 5th day of March, 2003.

/s/ Dirk W. Siegmund

DIRK W. SIEGMUND Attorney for Debtor North Carolina State Bar No. 20796

OF COUNSEL:

IVEY, MCCLELLAN, GATTON & TALCOTT Post Office Box 3324 Greensboro, North Carolina 27402 Telephone: (336) 274-4658

FRISBY TECHNOLOGIES, INC	CASE NUMBER: 03-50158 C-11

Part A:

SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

	Amount	Amount

1. Cash balance from previous month’s report (a)		$10,033

2. Total cash receipts		119,388
3. Cash disbursements:

Bank Name	Account No.	Disbursements

Bank of America	683 508 534	$80,101.11
Bank of America	683 508 987	13.58
Bank of America DIP	375 551 6875	—

Total cash disbursements	80,115

4. Monthly cash surplus/(deficit) [Item 2 minus item 3 total]	39,273

5. Ending cash balance [Item 1 plus item 4]	$49,306

A.	Remember to list every account, including payroll, tax, operating, savings, or any other account from which disbursements are made.

B.	You must include the total disbursements from each and every account.

C.	You must include either a detailed listing showing date, payee (or source), reference number, account classification, and amount of every receipt and disbursement as an attachment to this report. In lieu of the detailed listing it is permissible to attach a report that summarizes by account every receipt or disbursement. Any such report must contain sufficient detail that the average businessperson can easily ascertain the nature and amount of the receipt or disbursement. When a report is filed without this information it will be deemed incomplete and considered to not have been filed until this report is complete.

D.	Attach copies of all Bank Statements and a copy of the Bank Reconciliation.

(a)	at time of filing, Schedule B showed estimated balances of:

683 508 534	$3,500.00
683 508 987	$11,700.00
701 410 219	$1,500.00	– sold with Steele Division
701 410 185	$400.00	– sold with Steele Division

Part B:

SUMMARY OF BANK ACCOUNT INFORMATION

Bank Name	Account No.	Nature of Account	Amount*

Bank of America	683 508 534	General Fund	$46,870
Bank of America	683 508 987	General Fund – EC	2,436

		Total bank balance	$49,306

*     This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. For accounts such as certificates of deposit, this amount should be the value of the account at the end of the period. If the bank balance does not agree with the ending cash balance, in Part A above, please explain the difference.

Part C:

SUMMARY OF DEBT INCURRED SINCE PRETITION WAS FILED

List here all debts, of whatever, nature, incurred since the filing of the petition that were not paid as of the end of the period covered by this report. Do not include amounts owed prior to the filing of the petition. The list should include trade payables, accrued salaries, accrued expenses, accrued taxes, accrued interest, additional borrowing, and any other debt that has not been paid. Attach an additional sheet if necessary. If no post-petition debts have been incurred, or if all post petition debts are current indicate this by writing “none” in the space below.

Date debt incurred	Description of debt	Amount

See attached

Total amount of post-petition debts remaining unpaid		$133,325

Part D:

CERTIFICATIONS

1.	Yes	All post-petition taxes are currently paid or deposited. (Attach receipts evidencing payment of taxes/deposit of funds for tax payments.)

2.	Yes	Adequate insurance is currently paid and in force.

3.	Yes	New financial books and records were opened as of the petition date. They are being maintained monthly and are current.

4.	Yes	New DIP bank accounts were opened at an approved depository and are reconciled.

5.	Yes	All administrative expenses [post-petition obligations] other than taxes are current.

6.	No	Pre-petition debts [obligations due on or before the filing of the case] have not been paid since the filing of this chapter case.

7.	Yes	The only transfers of property made during this period were transfers which were in the ordinary course of business.

8.	Yes	Estate funds which are on deposit in banking institutions are fully covered by FDIC or FSLIC insurance of $100,000.00.

9.	Yes	A copy of all the corresponding bank statements are attached.

If the answer to any of the above statements is no, please explain in the space provided below. If additional space is needed, please attach to the monthly report as many additional sheets as are necessary to fully explain.

#6. Pre-petition payroll and related taxes; general insurance paid after filing.

Part E:

PROFESSIONAL FEES

     List below the fees and expenses for all professionals paid by, or to be paid by, the bankruptcy estate:

		Amount	Amount	Amount
Name	Period	Requested	Allowed	Paid

ABTV	1/13–1/31	15,144	15,144	15,144
Ivey, McClellan, Gatton & Talcott	1/17–1/31	20,000	20,000	20,000

Part F:

STATUS OF PLAN AND DISCLOSURE STATEMENT

     Describe the progress that the debtor has made towards formulating and preparing the disclosure statement and plan of reorganization, including describing specifically what preparations are being undertaken to file those documents and what steps or action must be taken before a plan and disclosure statement can be filed. In addition, the debtor shall specify a date when the plan and disclosure statement will be filed. If the plan and disclosure statement were not filed within 120 days of the filing of the petition, explain why the plan and disclosure statement have not been filed and what remains to be done before a plan and disclosure statement can be filed.

The Debtor is pursuing numerous strategic options including the sale of some or all if its assets. In addition, the Debtor is developing a standalone business plan to potentially work in conjunction with a sale of certain specified assets. At this time, the Debtor has not yet begun drafting the disclosure statement and plan of reorganization documents. The Debtor anticipates filing these documents within its exclusivity period.

Part G:

ACCRUAL BASIS INCOME/(LOSS) FOR THE MONTH*

Amount

1. Net sales	105,938
2. Cost of goods sold	101,164

3. Gross margin (Item 1 minus 2)	4,774
4. Sales, general, & administrative expenses	346,462

5. Net income (loss) (Item 3 minus 4)	(341,688)

     *If a detailed income statement is available, please attach it to the monthly report.

SUMMARY OF ACCOUNTS RECEIVABLE

Amount

1. Beginning balance	312,395
2. Sales on account	101,195
3. Collections on account	(115,350)

4. Ending balance (Item 1 plus item 3)	298,240

STATUS OF COLLECTIONS

Amount

Current to 30 days	4,592
31 to 60 days	39,303
61 to 90 days	9,110
91 to 120 days	7,802
121 days and older	237,433

TOTAL:	298,240

SUMMARY OF INVENTORY

Amount

1. Beginning balance (b)	557,070
2. Ending balance	484,614

3. Net change in inventory (Item 1 minus item 2)	72,456

     (b)  (b) at time of filing, Schedule B showed estimated balances of:

Frisby Technologies	684,500
Extreme Comfort	64,500
Steele Vest	73,385	– sold with Steele Division

Part H:

QUARTERLY ACCRUAL BASIS BALANCE SHEET

     Part H must be completed on at least a quarterly basis and filed with the reports for March, June, September and December of each year, unless waived by the Bankruptcy Administrator. With the prior approval of the Bankruptcy Administrator, an “in-house” accrual balance sheet may be substituted for the format below.

ASSETS
CURRENT ASSETS
Cash
Account Receivable (Net)
Other Receivables
Inventories
Prepaid Expenses
Total Current Assets
FIXED, LONG TERM AND OTHER ASSETS
Land
Fixed Assets
Accumulated Depreciation on Fixed Assets
Other Assets-Net
Total Fixed, Long Term and Other Assets
TOTAL ASSETS
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable
Notes Payable
Salaries Payable
Payroll Taxes Payable
Total Current Liabilities

LONG TERM LIABILITIES
Pre-Petition Liabilities
Post-Petition Liabilities
Total Long Term Liabilities
TOTAL LIABILITIES
SHAREHOLDERS’ EQUITY
Stock (investment in company)
Retained Earnings
Total Shareholders’ Equity
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY

     I declare under penalty of perjury that the information contained in this Monthly Report for the month of January, 2003 is true and correct to the best of my knowledge and belief.

     This the 4th day of March, 2003.

FRISBY TECHNOLOGIES, INC.

/s/ Mark D. Gillis

Mark D. Gillis, Chief Restructuring Officer

     Pursuant to and in accordance with Bankruptcy Rule 9011, I certify that the information contained in this Monthly Report is true and correct to the best of my knowledge and belief.

     This the 4th day of March, 2003.

/s/ Dirk W. Siegmund

Dirk W. Siegmund, Esq. Attorney for Debtor

FRISBY TECHNOLOGIES, INC.
Summary of Debt Incurred Since Petition was Filed

Date
Incurred	Description of debt	Amount

various	Trade Payables — Post Petition — see attached	$26,734.08

1/31/2003	Interest on Pre Petition Debt — from 1/17 to 1/31/03	$5,966.88

1/21/2003	D-I-P Financing	$50,000.00
1/30/2003	D-I-P Financing	$50,000.00

	Total D-I-P Financing	$100,000.00

1/31/2003	Accrued Payroll	$624.37

	Total Post Petition Debts Remaining Unpaid	$133,325.33

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FRISBY TECHNOLOGIES INC.
Aged Payables Report
Aged as of: 01/31/03 (By Due Date)

Invoice	Date	Due Date	Future	Current	Over 30	Over 60	Over 90	Over 120	
Vendor: ADP CHAR ADP, INC									
636736	01/31/03	01/31/03	200.22						payroll prep.
Vendor Total:		200.22	200.22	.00	.00	.00	.00	.00	
Vendor: AETNAUS AETNA U.S. HEALTHCARE									
01142003	01/14/03	02/13/03	3,377.45						employee benefits
Vendor Total:		3,377.45	3,377.45	.00	.00	.00	.00	.00	
Vendor: AETNAUS2 AETNA U.S. HEALTHCARE									
01142003	01/14/03	02/13/03	2,031.86						employee benefits
Vendor Total:		2,031.86	2,031.86	.00	.00	.00	.00	.00	
Vendor: Cintas Cintas									
045678418	01/17/03	02/16/03	57.35						cleaning
Vendor Total:		57.35	57.35	.00	.00	.00	.00	.00	
Vendor: CPI CPI QUALIFIED PLAN CONSULTANTS									
003695A	01/22/03	01/22/03		375.55					401-K admin fee
Vendor Total:		375.55	.00	375.55	.00	.00	.00	.00	
Vendor: Damad Ho Damad Holding AS									
Jan03INT	01/31/03	01/31/03	180.56						DIP Interest
Vendor Total:		180.56	180.56	.00	.00	.00	.00	.00	
Vendor: duke Duke Power									
01212003pa	01/21/03	01/31/03	72.56						Utilities
Vendor Total:		72.56	72.56	.00	.00	.00	.00	.00	
Vendor: fedex FEDERAL EXPRESS									
3635355017	01/20/03	02/04/03	9.19						Freight
453940867	01/21/03	02/05/03	87.23						
Vendor Total:		96.42	96.42	.00	.00	.00	.00	.00	
Vendor: FISH FISH & RICHARDSON									
09520-02Se	01/28/03	01/28/03		699.00					Legal / Filing Fee
Vendor Total:		699.00	.00	699.00	.00	.00	.00	.00	
Vendor: HESS HESS LANDSCAPES, INC.									
299	01/24/03	01/24/03		80.00					Maintenance

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Aged Payables Report
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Invoice	Date	Due Date	Future	Current	Over 30	Over 60	Over 90	Over 120	
Vendor Total:		80.00	.00	80.00	.00	.00	.00	.00	
Vendor: JAS For JAS Forwarding Inc.									
305701700	01/26/03	01/26/03		436.93					Freight
Vendor Total:		436.93	.00	436.93	.00	.00	.00	.00	
Vendor: NAMSA NORTH AMERICAN SCIENCE ASSOC.									
7466984	01/31/03	03/02/03	420.00						Research
Vendor Total:		420.00	420.00	.00	.00	.00	.00	.00	
Vendor: NAtion National Registered Agents,Inc									
R-221946	01/16/03	02/15/03	270.00						Investor Relations Svces.
Vendor Total:		270.00	270.00	.00	.00	.00	.00	.00	
Vendor: OH Oh, Jonathan									
01272003	01/27/03	01/27/03		837.81					T & E
Vendor Total:		837.81	.00	837.81	.00	.00	.00	.00	
Vendor: oVErnite Overnite									
373877280	01/24/03	01/24/03		207.45					Freight
Vendor Total:		207.45	.00	207.45	.00	.00	.00	.00	
Vendor: Taylor Taylor Maid									
716A	01/25/03	02/04/03	100.00						Cleaning
716B	01/25/03	02/04/03	100.00						
Vendor Total:		200.00	200.00	.00	.00	.00	.00	.00	
Vendor: TimeWarn Time Warner TeleCom									
011503Post	01/15/03	02/14/03	900.22						Telephone
Vendor Total:		900.22	900.22	.00	.00	.00	.00	.00	
Vendor: TWIN TWIN CITY WAREHOUSES,INC.									
0246461A	01/01/03	01/01/03		745.48					Whse rent & handling
0247175	01/31/03	01/31/03	25.00						
247176	01/31/03	01/31/03	45.00						
Vendor Total:		815.48	70.00	745.48	.00	.00	.00	.00	
Vendor: UNITEDPA UNITED PARCEL SERVICE									
X67716043	01/25/03	02/04/03	85.83						Freight

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Invoice	Date	Due Date	Future	Current	Over 30	Over 60	Over 90	Over 120
Vendor Total:		85.83	85.83	.00	.00	.00	.00	.00
Vendor: verizon* Verizon								
011903post	01/19/03	02/13/03	126.29	Telephone				
Vendor Total:		126.29	126.29	.00	.00	.00	.00	.00
Vendor: VisibleG Visible Goth, LLC								
2002-17	01/15/03	01/25/03		14,874.30	Office rent			
2002-18pos	01/20/03	01/30/03		388.80				
Vendor Total:		15,263.10	.00	15,263.10	.00	.00	.00	.00
Report Totals:		26,734.08	8,088.76	18,645.32	.00	.00	.00	.00

FRISBY TECHNOLOGIES, INC.
WEEKLY CASH FLOW
Receipts and Disbursements — January 16 — January 31, 2003

Cash Balance — January 16, 2003	10,033
Receipts
DIP Revolver	100,000
Collection on A/R	19,388
Proceeds from Asset Sales/Other	—

Total Receipts	119,388

Disbursements
Raw Material Disbursements	1,700
Freight/Fed Ex/UPS	103
Total Gross Payroll — Includes All Taxes	33,583
401-K Funding (EE withholdings)	—
Sales Commissions & Travel	759
Insurance — Medical, General & Auto	6,459
Factory/Facilities Expenses (Leases)	—
Utilities/Telephone	—
Travel & Expense Reimbursements	—
Professional Fees and Expenses	20,000
ABTV Fees	15,144
Interest/Debt Payments and Fees	—
Miscellaneous Expenses/Deposits	2,367

Total Disbursements	80,115

Cash Flow from Operations	39,273

Cash Balance — End of Week	49,306

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FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Transactions Dated: 01/16/03 to 01/31/03

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Time: 10:35 am

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
CR-114	01/21/03	2003/1	01-1025-00	Cash - Bank of America	Ck:CCNow11/02 JIM KAUSEK	13.25	0.00
			01-1100-00	Accounts Receivable	Ck:CCNow11/02 JIM KAUSEK	0.00	13.25
			01-1025-00	Cash - Bank of America	Ck:W-01212003 Damad Holding AG	49,980.00	0.00
			01-2020-00	Notes Payable - Short Term	Ck:W-01212003 Damad Holding AG	0.00	49,980.00
					Journal Entry Total:	49,993.25	49,993.25
CR-131	01/22/03	2003/1	01-1025-00	Cash - Bank of America	Ck:D-0239429 PrimeRate Premium	1.06	0.00
			01-6101-01	Service Chrgs/ADP Fees-G&A	Ck:D-0239429 PrimeRate Premium	0.00	1.06
			01-1025-00	Cash - Bank of America	Ck:D-1781 T.Baranek reimburse	12.13	0.00
			01-5105-02	Freight-Con	Ck:D-1781 T.Baranek reimburse	0.00	12.13
			01-1025-00	Cash - Bank of America	Ck:D-29638 SURE FOOT	2,748.32	0.00
			01-1100-00	Accounts Receivable	Ck:D-29638 SURE FOOT	0.00	2,748.32
			01-1025-00	Cash - Bank of America	Ck:D-29689 SURE FOOT	8,463.75	0.00
			01-1100-00	Accounts Receivable	Ck:D-29689 SURE FOOT	0.00	8,463.75
					Journal Entry Total:	11,225.26	11,225.26
CR-149	01/29/03	2003/1	01-1025-00	Cash - Bank of America	Ck:W-01292003 Rafael LTD.	914.20	0.00
			01-1100-00	Accounts Receivable	Ck:W-01292003 Rafael LTD.	0.00	914.20
					Journal Entry Total:	914.20	914.20
CR-154	01/30/03	2003/1	01-1025-00	Cash - Bank of America	Ck:W-01302003 Damad Holding AG	49,980.00	0.00
			01-2020-00	Notes Payable - Short Term	Ck:W-01302003 Damad Holding AG	0.00	49,980.00
					Journal Entry Total:	49,980.00	49,980.00
CR-177	01/31/03	2003/1	01-1025-00	Cash - Bank of America	Ck:D-1105 EQUIDPEDIC	1,348.48	0.00
			01-1100-00	Accounts Receivable	Ck:D-1105 EQUIDPEDIC	0.00	1,348.48
			01-1025-00	Cash - Bank of America	Ck:D-08254 HAMPTON DIRECT	2,650.00	0.00
			01-1100-00	Accounts Receivable	Ck:D-08254 HAMPTON DIRECT	0.00	2,650.00
					Journal Entry Total:	3,998.48	3,998.48
CR-207	01/30/03	2003/1	01-1025-00	Cash - Bank of America	Ck:W-01302003 PITTARDS	3,073.20	0.00
			01-1100-00	Accounts Receivable	Ck:W-01302003 PITTARDS	0.00	3,073.20
					Journal Entry Total:	3,073.20	3,073.20
					CR Journal Totals:	119,184.39	119,184.39
					Report Totals:	119,184.39	119,184.39

NETTED WIRE FEES	80.00
CUINBA - POSTED 1/18/03	120.33
CREDIT CARD DEPOSIT	3.35
	119388.10

CASH RECEIPTS
BANK OF AMERICA
000 683 508 534

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FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Transactions Dated: 01/16/03 to 01/31/03

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Date: 03/03/03
Time: 10:34 am

Journal	Date	Period	Account	Account Description	Transaction Description		Debit	Credit
CD-118	01/21/03	2003/1	01-1025-00	Cash - Bank of America	Ck:1132003 3M	FAS3012	0.00	61,200.00
REC'D. 1/15/03			01-2030-00	Accounts Payable	Ck:1132003 3M	FAS3012	56,100.00	0.00
INCL. IN BEG. BAL.			01-2030-00	Accounts Payable	Ck:1132003 3M	FAS3012	2,550.00	0.00
			01-2030-00	Accounts Payable	Ck:1132003 3M	FAS3012	2,550.00	0.00
					Journal Entry Total:	(A)	61,200.00	61,200.00
CD-140	01/24/03	2003/1	01-1025-00	Cash - Bank of America	Ck:9484 Anderson Bauman Tourte		0.00	7,572.00
			01-2031-00	Accts Payable - Post Petition	Ck:9484 Anderson Bauman Tourte		7,572.00	0.00
					Journal Entry Total:		7,572.00	7,572.00
CD-141	01/24/03	2003/1	01-1025-00	Cash - Bank of America	Ck:9485 BARANEK, TOM		0.00	108.73
			01-2031-00	Accts Payable - Post Petition	Ck:9485 BARANEK, TOM		108.73	0.00
					Journal Entry Total:		108.73	108.73
CD-142	01/24/03	2003/1	01-1025-00	Cash - Bank of America	Ck:9486 Ivey,McClellan,Gatton		0.00	10,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:9486 Ivey,McClellan,Gatton		10,000.00	0.00
					Journal Entry Total:		10,000.00	10,000.00
CD-143	01/24/03	2003/1	01-1025-00	Cash - Bank of America	Ck:9487 Rosenberg, Gerald		0.00	280.00
			01-2031-00	Accts Payable - Post Petition	Ck:9487 Rosenberg, Gerald		280.00	0.00
					Journal Entry Total:		280.00	280.00
CD-145	01/24/03	2003/1	01-1025-00	Cash - Bank of America	Ck:9488 Prime Rate Premium Fin		0.00	6,459.06
			01-2030-00	Accounts Payable	Ck:9488 Prime Rate Premium Fin		307.57	0.00
			01-2030-00	Accounts Payable	Ck:9488 Prime Rate Premium Fin		6,151.49	0.00
					Journal Entry Total:		6,459.06	6,459.06
CD-146	01/24/03	2003/1	01-1025-00	Cash - Bank of America	Ck:1242003 Oh, Jonathan		0.00	758.78
			01-2030-00	Accounts Payable	Ck:1242003 Oh, Jonathan		526.79	0.00
			01-2030-00	Accounts Payable	Ck:1242003 Oh, Jonathan		231.99	0.00
					Journal Entry Total:		758.78	758.78
CD-148	01/27/03	2003/1	01-1025-00	Cash - Bank of America	Ck:1272003 ADP INVESTOR COMMUN		0.00	234.50
			01-2031-00	Accts Payable - Post Petition	Ck:1272003 ADP INVESTOR COMMUN		234.50	0.00
					Journal Entry Total:		234.50	234.50
CD-178	01/31/03	2003/1	01-1025-00	Cash - Bank of America	Ck:9489 A.G. EDWARDS		0.00	72.58
			01-2031-00	Accts Payable - Post Petition	Ck:9489 A.G. EDWARDS		72.58	0.00
					Journal Entry Total:		72.58	72.58
CD-179	01/31/03	2003/1	01-1025-00	Cash - Bank of America	Ck:9490 ADP		0.00	41.75
			01-2031-00	Accts Payable - Post Petition	Ck:9490 ADP		41.75	0.00
					Journal Entry Total:		41.75	41.75
CD-180	01/31/03	2003/1	01-1025-00	Cash - Bank of America	Ck:9491 Anderson Bauman Tourte		0.00	7,572.00
			01-2031-00	Accts Payable - Post Petition	Ck:9491 Anderson Bauman Tourte		7,572.00	0.00
					Journal Entry Total:		7,572.00	7,572.00
CD-181	01/31/03	2003/1	01-1025-00	Cash - Bank of America	Ck:9492 FEDERAL EXPRESS		0.00	103.23
			01-2031-00	Accts Payable - Post Petition	Ck:9492 FEDERAL EXPRESS		91.10	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:9492 FEDERAL EXPRESS		12.13	0.00
					Journal Entry Total:		103.23	103.23
CD-182	01/31/03	2003/1	01-1025-00	Cash - Bank of America	Ck:9493 Ivey,McClellan,Gatton		0.00	10,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:9493 Ivey,McClellan,Gatton		10,000.00	0.00
					Journal Entry Total:		10,000.00	10,000.00
CD-183	01/31/03	2003/1	01-1025-00	Cash - Bank of America	Ck:9494 McCrosson, Douglas		0.00	1,069.34
			01-2031-00	Accts Payable - Post Petition	Ck:9494 McCrosson, Douglas		1,069.34	0.00
					Journal Entry Total:		1,069.34	1,069.34
CD-201	01/31/03	2003/1	01-1025-00	Cash - Bank of America	Ck:1312003 3M	FAS3012	0.00	1,700.00
			01-2031-00	Accts Payable - Post Petition	Ck:1312003 3M	FAS3012	1,700.00	0.00
					Journal Entry Total:		1,700.00	1,700.00
					CD Journal Totals:		107,171.97	107,171.97
					Report Totals:		107,171.97	107,171.97

CASH DISBURSEMENTS
BANK OF AMERICA
000 683 508 534

A - Above	(61200.00)
ACH - PAYROLL	33462.83
WIRE FEES	100.00
BANK CHGS + ADJ	460.10
	79994.90
LATE POSTING - TAX ACH	119.79
	80114.69

Bank of America
A/C 000683508534
31-Jan-03

PER BANK

1/31/03 operating	84,779.15
sweep

Balance Per Bank Stmt	84,779.15

Add:
Deposits in Transit	—

Total Dep. In Transit	—

Subtract:
Outstanding Checks
Ck #
5966	34.42
8637	90.01
8638	129.83
8976	95.26
9089	30.00
9223	105.00
9271	43.38
9305	127.40
9327	5,000.00
9480	68.09
9489	72.58
9490	41.75
9491	7,572.00
9492	103.23
9493	10,000.00
9494	1,069.34
ADP ACH	13,327.03

Total OS Checks	37,909.32

Ending Balance	46,869.83

PER BOOK

GL a/c # 01-1025-00
Balance per G/L @ 1/31/03	46,989.62
Unposted deposits:
Unposted charges:
ADP	(7.10)
ADP	(112.69)
Ending Balance	46,869.83

Difference —

Bank of America

Bank of America, N.A.
P.O. Box 1091
Charlotte, N.C. 28254-3489

1.800.325.4296

IH

Page 1 of 4
Account Number: 0006 8350 8534
E 0 0 C Enclosures 41 51
Statement Period
01/01/03 through 01/31/03 0020271

00007662 4 SP 1.060 12 01001 001 SCM999 I1
FRISBY TECHNOLOGIES, INC.
3195 CENTRE PARK BLVD
WINSTON SALEM NC 27107-4575

Full Analysis Business Checking

Account Summary Information

Statement Period	01/01/03 through 01/31/03	Statement Beginning Balance	71,346.54
Number of Deposits/Credits	16	Amount of Deposits/Credits	244,071.16
Number of Withdrawals/Debits	59	Amount of Withdrawals/Debits	230,638.55
		Statement Ending Balance	84,779.15
Number of Enclosures	41	Average Ledger Balance	51,074.92
Number of Days in Cycle	31	Service Charge	446.52

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/02		4,796.79	Deposit	813006400065180
01/06		115.15	Wire Type:Wire IN Date: 010603 Time:0834 Et Trn:030106004693 Fdref/Seq:Fts0301022126300/000722 Orig:Instytut Wlokiennictwa Snd Bk:Bank Of New Yor K ID:021000018 Pmt Det:Invoice 14359 Dd 29-10-2002	903701060004693
01/08		435.75	Deposit	813006600033663
01/08		10,000.00	Funds Transfer Credit Fdes Nnc 0288500 Nbkg8D1	945001085000004
01/09		1,344.81	Wire Type:Wire IN Date: 010903 Time:1011 Et Trn:030109007797 Fdref/Seq:7329900009Ja/001182 Orig:Pou Yuen Vn Enterprise Snd Bk:Jpmorgan Chase Bank ID:021000021 Pmt Det:Swf Of 03/01/09 Payment For Inv 14425	903701090007797
01/10		87,350.00	Wire Type:Intl IN Date:011003 Time:0825 Et Trn:030110004113 Senders Ref:030110033169 Orig:Schoeller Textil Ag Orig Bk:Credit Suisse (Fi Rst Boston) ID:Creschzz80A Pmt Det: $20.00 Fee Ded Uct/Rfb/V83501030107001Invoice Pf12-6-02	903701100004113
01/10		10,200.00	Wire Type:Wire IN Date: 011003 Time:1021 Et Trn:030110009106 Fdref/Seq:20030110091138SW/000175 Orig:Tempo Shain Corp Snd Bk:Sovereign Bank New En Gland ID:011075150 Pmt Det:Inv 14419	903701100009106

Bank of America

FRISBY TECHNOLOGIES, INC.

Page 2 of 4
Account Number: 0006 8350 8534
E 0 0 C Enclosures 41 51
Statement Period
01/01/03 through 01/31/03 0020272

Full Analysis Business Checking

Deposits and Credits - Continued

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/10		300.00	Wire Type:Intl IN Date:011003 Time:0705 Et Trn:030110001186 Senders Ref:030108039142 Orig:University Of Leeds Orig Bk:National Westmins Ter Bank Plc ID:Nwbkgb2L Pmt Det:/Rfb/Ebankgo00749 4772000319270	903701100001186
01/13		9,598.75	Wire Type:Wire IN Date: 011303 Time:0706 Et Trn:030113000146 Fdref/Seq:0113145703000169/000169 Orig:Ace World Inc.(Ty83) Snd Bk:Deutsche Bank Tru St Co. Ameri ID:021001033 Pmt Det:0718Ot300021 Fee S Deducted $20.00	903701130000146
01/15		696.00	Wire Type:Wire IN Date: 011503 Time:0707 Et Trn:030115000273 Fdref/Seq:0115249736000242/000242 Orig:Human Tech Plus Snd Bk:Deutsche Bank Trust Co . Ameri ID:021001033 Pmt Det:1006Ot300027 Fees Ded Ucted $20.00 14417,14428 Tlx/	903701150000273
01/21		49,980.00	Wire Type:Intl IN Date:012103 Time:0708 Et Trn:030121001974 Senders Ref:030121008932 Orig:Damad Holding Ag Orig Bk:Credit Suisse (First Boston) ID:Creschzz63A Pmt Det: $20.00 Fee Deduct /Rfb/Zb82302012508001Dip Financing I	903701210001974
01/22		11,288.03	Deposit	813006200459145
01/29		914.20	Wire Type:Intl IN Date:012903 Time:0711 Et Trn:030129001863 Senders Ref:030129028779 Orig:Rafael Armaments Developm Orig Bk:Israel Disc Ount Bank Ltd. ID:Idblilithai Pmt Det: $20.00 Fee Deduct/Rfb/Inv(S) 14394	903701290001863
01/30		49,980.00	Wire Type:Intl IN Date:013003 Time:0707 Et Trn:030130001564 Senders Ref:030130019888 Orig:Damad Holding Ag Orig Bk:Credit Suisse (First Boston) ID:Creschzz63A Pmt Det: $20.00 Fee Deduct /Rfb/Zb82303072502001Dip Financing II	903701300001564
1/30		3,073.20	Wire Type:Intl IN Date:013003 Time:0706 Et Trn:030130001170 Senders Ref:030128031062 Orig:Pittards Plc Orig Bk:National Westminster Ban K Plc ID:Nwbkgb2L Pmt Det: $20.00 Fee Deduct/Rfb/E Bankgo00916462Invoice Pf P 01-27-03	903701300001170
1/31		3,998.48	Deposit	813006400911270

Withdrawals and Debits

Checks

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
9399	489.74	01/06	813006500598009	9424	183.92	01/10	813006500438969
9419 *	130.95	01/06	813006600595810	9425	1,539.22	01/13	813006500883795
9420	836.35	01/06	813006500598008	9426	577.61	01/08	813004010351628
9421	5.79	01/09	813006100329580	9427	188.92	01/10	813006500433817
9422	361.61	01/10	813006600836272	9428	1,575.00	01/06	813006500598590
9423	1,143.17	01/08	813006600876767	9429	1,648.46	01/09	813006600322328

Bank of America

FRISBY TECHNOLOGIES, INC.

Page 3 of 4
Account Number: 0006 8350 8534
E 0 0 C Enclosures 41 51
Statement Period
01/01/03 through 01/31/03 0020273

Full Analysis Business Checking

Withdrawals and Debits - Continued

Checks

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
9430	136.08	01/15	813006400298605	9474	500.94	01/27	813006500667713
9431	263.92	01/13	813006500861280	9475	200.15	01/27	813006500657509
9432	7,500.00	01/08	813006600792444	9476	1,198.61	01/28	813006500667877
9437 *	750.00	01/09	813006400574940	9477	1,915.77	01/24	813006300213621
9439 *	46.86	01/02	813007401203118	9478	382.20	01/17	813006300798725
9452 *	273.71	01/02	813000300634652	9479	1,400.00	01/15	813006400088033
9454 *	1,366.94	01/03	813006600107487	9481 *	200.00	01/28	813006500482582
9455	191.43	01/03	813006600107482	9482	29.04	01/22	813006700204449
9457 *	274.13	01/02	813007200338896	9483	3,830.00	01/16	813007401853658
9459 *	775.28	01/02	813006500740504	9484	7,572.00	01/29	813007401749494
9464 *	71.96	01/02	813006400777605	9485	108.73	01/30	813006500622723
9470 *	300.00	01/08	813006200620837	9486	10,000.00	01/28	813006400212046
9471	555.00	01/22	813007401350639	9487	280.00	01/24	813007401481134
9472	410.16	01/21	813006400518249	9488	6,459.06	01/28	813007401670077
9473	3,377.45	01/27	813006500638141				

Preceding check (or checks) is outstanding, is included in summary listing, or has been included in a previous statement.

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/02		2,550.00	Wire Type:Wire Out Date:010203 Time:1106 Et Trn:030102014586 Fdref/Seq:030102014586/000337 Bnf:3M Co. ID:0000030103 Bnf Bk:Wells Fargo Bank M Innes ID:091000019 Pmt Det:Mr44719	903701020014586
01/02		24,961.16	Adp TX/Fincl Svc;Des=adp - Tax ;ID=42Cmn 010301M01 Eff Date: 030102;Indn:Frisby Technologies IN	902330020636148
01/02		15,759.78	Adp TX/Fincl Svc;Des=adp - Tax ;ID=42Cmn 010301A01 Eff Date: 030102;Indn:Frisby Technologies IN	902330020635899
01/02		2,078.83	Adp TX/Fincl Svc;Des=adp - Tax ;ID=42V9G 010301M01 Eff Date: 030102;Indn:Extreme Comfort Inc	902330020636210
01/02		1,183.40	Adp TX/Fincl Svc;Des=adp - Tax ;ID=42V9G 010301A01 Eff Date: 030102;Indn:Extreme Comfort Inc	902330020635962
01/10		61,200.00	Wire Type:Wire Out Date:011003 Time:1302 Et Trn:030110020014 Fdref/Seq:030110020014/000437 Bnf:3M Company ID:0000030103 Bnf Bk:Wells Fargo Ba Nk Minnes ID:091000019 Pmt Det:Ref: Inv Mr44828,Mr 44829 PO#2919	903701100020014
01/10		2,769.18	Wire Type:Wire Out Date:011003 Time:1256 Et Trn:030110019494 Fdref/Seq:030110019494/000426 Bnf:Tpa000107 ID:2700000017 Bnf Bk:Matrix Capital Bank ID:312270418 Pmt Det:Rff Frisby Technologies, Inc. Retirement Plan Plan#4027 Acct#07C01956	903701100019494
01/16		20,509.41	Adp TX/Fincl Svc;Des=adp - Tax ;ID=42Cmn 011703M01 Eff Date: 030116;Indn:Frisby Technologies IN	902330162000757
01/16		14,358.71	Adp TX/Fincl Svc;Des=adp - Tax ;ID=42Cmn 011703A01 Eff Date: 030116;Indn:Frisby Technologies IN	902330162000957
01/16		1,653.43	Adp TX/Fincl Svc;Des=adp - Tax ;ID=42V9G 011703M01 Eff Date: 030116;Indn:Extreme Comfort Inc	902330162000807

Bank of America

FRISBY TECHNOLOGIES, INC.

Page 4 of 4
Account Number: 0006 8350 8534
E 0 0 C Enclosures 41 51
Statement Period
01/01/03 through 01/31/03 0020274

Full Analysis Business Checking

Withdrawals and Debits - Continued

ther Debits

te / ated	Customer Reference	Amount	Description	Bank Reference
/16		974.10	Adp TX/Fincl Svc;Des=adp - Tax ;ID=42V9G 011703A01 Eff Date: 030116;Indn:Extreme Comfort Inc	902330162001003
/22		446.52	Dec 02 Acct Analysis Charge	940301220000001
/24		758.78	Wire Type:Wire Out Date:012403 Time:1002 Et Trn:030124008299 Fdref/Seq:030124008299/000187 Bnf:Jonatham OH ID:60026958 Bnf Bk:Citibank N.A. ID:021000089 Pmt Det:Commission	903701240008299
/27		234.50	Wire Type:Wire Out Date:012703 Time:1426 Et Trn:030127024282 Fdref/Seq:030127024282/000489 Bnf:Adp ID:169000775 Bnf Bk:Fleet National Bank ID:021202162 Pmt Det:Nobo-Pp	903701270024282
/29		7.10	Adp TX/Fincl Svc;Des=adp - Tax ;ID=42V9G 7734357Vv Eff Date: 030129;Indn:Extreme Comfort Inc	902330295416424
/30		1,700.00	Wire Type:Wire Out Date:013003 Time:1120 Et Trn:030130013046 Fdref/Seq:030130013046/000272 Bnf:3M Co ID:0000030103 Bnf Bk:Wells Fargo Bank MI Nnes ID:091000019 Pmt Det:Inv Mr45135	903701300013046
/30		112.69	Adp TX/Fincl Svc;Des=adp - Tax ;ID=42V9G 7746051Vv Eff Date: 030130;Indn:Extreme Comfort Inc	902330300093373
/31		20,135.80	Adp TX/Fincl Svc;Des=adp - Tax ;ID=42Cmn 7847562Vv Eff Date: 030131;Indn:Frisby Technologies IN	902330312331640

Daily Ledger Balances

te	Balance	Date	Balance	Date	Balance
/01	71,346.54	01/13	64,495.47	01/27	74,307.26
/02	28,168.22	01/15	63,655.39	01/28	56,449.59
/03	26,609.85	01/16	22,129.74	01/29	49,784.69
/06	23,692.96	01/17	21,747.54	01/30	100,916.47
/08	24,607.93	01/21	71,317.38	01/31	84,779.15
/09	23,553.49	01/22	81,574.85		
/10	56,699.86	01/24	78,620.30

Extreme Comfort, Inc.
Bank of America	GL a/c # 03-1025-00
A/C 000683508987
31-Jan-03

1/31/03 Balance per bank stmt	2,617.34
Add:
Deposits in Transit

Subtotal	2,617.34

Subtract:
Outstanding Checks
Ck #
1751	(140.97)
1790	(39.90)

Total O/S Checks	(180.87)

Ending Balance	2,436.47

Balance per G/L @ 12/31/2002	2,436.47

Difference —

Bank of America

Bank of America, N.A.
P.O. Box 25118
Tampa, FL 33622-5118

1.800.765.8686 Express Service
www.bankofamerica.com

H

Page 1 of 2
Account Number: 0006 8350 8987
E 0 0 C Enclosures 3 44
Statement Period
01/01/03 through 01/31/03 0003204

00001426 1 AB 0.301 04 01001 001 SCM999 I1
EXTREME COMFORT, INC.
3195 CENTRE PARK BLVD
WINSTON SALEM NC 27107-4575

Our free Online Banking service allows you to check account balances, transfer funds, pay bills and more. Enroll at www.bankofamerica.com.

Full Analysis Business Checking

Account Summary Information

atement Period	01/01/03 through 01/31/03	Statement Beginning Balance	15,699.10
umber of Deposits/Credits	2	Amount of Deposits/Credits	720.90
umber of Withdrawals/Debits	5	Amount of Withdrawals/Debits	13,802.66
		Statement Ending Balance	2,617.34
umber of Enclosures	3	Average Ledger Balance	6,171.25
umber of Days in Cycle	31	Service Charge	13.58

Deposits and Credits

te sted	Customer Reference	Amount	Description	Bank Reference
'02		26.50	Deposit	813006400065177
'08		694.40	Deposit	813006600033666

Withdrawals and Debits

ecks

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
1819	27.00	01/03	813006500199814	1821	3,723.40	01/13	813006500874494
1820	38.68	01/02	813006500022793				

her Debits

te sted	Customer Reference	Amount	Description	Bank Reference
'08		10,000.00	Funds Transfer Debit Fdes Nnc 0288500 Nbkg8D1	945001085000003
'22		13.58	Dec 02 Acct Analysis Charge	940301220000001

Bank of America

EXTREME COMFORT, INC.

Page 2 of 2
Account Number: 0006 8350 8987
E 0 0 C Enclosures 3 44
Statement Period
01/01/03 through 01/31/03 0003205

H

Full Analysis Business Checking

Daily Ledger Balances

te	Balance	Date	Balance	Date	Balance
'01	15,699.10	01/03	15,659.92	01/13	2,630.92
'02	15,686.92	01/08	6,354.32	01/22	2,617.34